May 7, 2025

Dear Shareholders,

It has been another excellent quarter for Zillow. We exceeded our Q1 outlook, including delivering strong top-line growth. We've kept our focus on executing our strategy, managing costs, and expanding Adjusted EBITDA margins, which resulted in Zillow achieving GAAP profitability for the quarter. GAAP net income was $8 million, representing 1% of our revenue.

Total Q1 revenue was up 13% year over year, continuing our trend of consistent double-digit revenue growth. Combined with ongoing cost discipline, this helped us deliver $153 million of Adjusted EBITDA[1] with Adjusted EBITDA margin[1] up 200 basis points year over year to 26%.

As we scale the housing super app across more markets, we are bringing more customers and industry service providers together, which helps us grow both our revenue and profitability. We are on track to meet our full-year 2025 goals[2] of low- to mid-teens revenue growth, continued Adjusted EBITDA margin expansion, and positive GAAP net income.

We believe we are well-positioned to deliver sustainable profitable growth. We have a strong and trusted brand, the largest audience in residential real estate, and a disciplined cost structure, and we are executing well on our differentiated housing super app strategy. All of this sets us up to monetize more of the significant total addressable market opportunity in front of us.

Consumers trust and turn to Zillow because we make moving easier while fostering a transparent marketplace. Zillow was founded on that very principle — giving people fair and equal access to information so they can make informed choices. As such, we recently rolled out listing access standards[3] that encourage the entire industry to formally implement what most already believed and were practicing: a listing marketed publicly to *some* buyers should be marketed online to *all* buyers. We have a long history of aligning our business model with the best interests of consumers, which in turn benefits real estate professionals and the industry as a whole.

Q1 Key Highlights

Revenue:
$598 Million

GAAP Net Income:
$8 Million

Adjusted EBITDA:[1]
$153 Million

Average Monthly Unique Users:
227 Million (+5% YoY)

Visits:
2.4 Billion (+2% YoY)

---

[1]Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures; they are not calculated or presented in accordance with GAAP. Please see the "Use of Non-GAAP Financial Measures" section below for more information about our presentation of Adjusted EBITDA and Adjusted EBITDA margin, including a reconciliation to the most directly comparable GAAP financial measure for the relevant period.
[2]https://s24.q4cdn.com/723050407/files/doc_earnings/2024/q4/presentation/Zillow-4Q24-Investor-Presentation.pdf
[3]https://www.zillowgroup.com/news/zillows-new-listing-access-standards/

1 | Q1 2025

FOR SALE Our For Sale strategy is to monetize more of the significant audience already engaged in our funnel. We are expanding and improving services to help buyers and sellers at every step of their move — each of which represents an additional potential driver of revenue and revenue per customer transaction4 for us as they choose to stay within the Zillow ecosystem. The integrated experience in Zillow’s housing super app is most fully realized in our Enhanced Markets. We have been working to increase connection and conversion rates as we add Enhanced Markets and go deeper in existing ones. We launched more new markets in April, and we expect more than 35% of our overall connections to happen in Enhanced Markets by the end of this year — up from 24% in Q1 2025 and 21% in Q4 2024. More than 90% of connections in Enhanced Markets are now managed through Follow Up Boss,5 which is helping agents identify high-intent movers so they can earn more business. And with AI-powered call summaries, follow-up messages and action items, agents using Follow Up Boss and loan officers with Zillow Home Loans can save hours of time, gain valuable insights, and serve clients better. We are increasingly confident in our work to integrate Premier Agent with our Zillow Home Loans offering, as we continue to see double-digit adoption of Zillow Home Loans across all Enhanced Markets. And now, 70% of movers choosing financing through Zillow Home Loans are also working with a Premier Agent partner, up from 60% a year ago. We continue to add functionality to Zillow Home Loans’ BuyAbility6 feature, which helps buyers shop based on what they can afford; see an instant indication of whether a home they’re eyeing is within their BuyAbility; and quickly adapt to changes in the market, interest rates, and their personal financial situation. More than 1.5 million customers have enrolled in BuyAbility since it launched a year ago, including more than 360,000 customers in March alone. We continue to build out touring services to remove friction from booking a home tour online, which creates a better experience for 6https://www.zillow.com/learn/what-is-buyability/ 5https://www.followupboss.com/ 4Please see the “Use of Operating Metrics” section below for more information about our calculation of revenue per customer transaction. 2 | Q1 2025

consumers and helps us identify high-intent buyers. After becoming available nationwide late last year, Real Time Touring now accounts for 36% of all connections, vs. 12% a year ago. We are further expanding our addressable market by developing and scaling seller services, as two-thirds of buyers are selling a home as well. We are excited by the success we’re seeing with Zillow Showcase,7 which features our home-grown AI-powered rich media technology that generates a seamless 3D model of the home with an interactive floor plan. Showcase helps a seller’s listing stand out, provides an immersive shopping experience for buyers, and elevates agents’ brand presence on Zillow. As of the end of March, Zillow Showcase was featured on about 2% of all new for-sale listings, up from 1.7% at the end of last year, and we are on track to reach 5–10% in the intermediate term. We are boosting Showcase’s reach through sales to individual agents and agreements with brokerages8 to provide Showcase to their agents. Showcase is an appealing offering for agents:9 Those who use it on most of their Zillow listings win 30% more listings than similar agents who don’t use Showcase. And Showcase listings sell faster and for 2% more money than similar non-Showcase listings on Zillow. To make Showcase even more valuable, in April we launched a dashboard10 that helps agents track how their Showcase listings are performing. We’re also excited about our work to integrate Virtual Staging AI11 technology into our suite of agent software and advertising solutions, further elevating the listings and shopping experience on Zillow. We are always looking for ways to improve the experience for sellers, buyers, and their agents — and increase our revenue along the way. Our results show how well we’re executing this strategy. 11https://www.virtualstagingai.app/ 10https://investors.zillowgroup.com/investors/news-and-events/news/news-details/2025/Zillows-listing-performance-feature-gives-agents-deep er-market-insights-sellers-value/default.aspx 9https://showingtimeplus.com/showcase-facts 8https://investors.zillowgroup.com/investors/news-and-events/news/news-details/2025/Zillow-product-partnership-with-HomeServices-of-Ame rica-empowers-agents-with-Zillow-Showcase/default.aspx 7https://showingtimeplus.com/solutions/listing-showcase 3 | Q1 2025

RENTALS Building on our momentum from 2024, our two-sided marketplace is seeing impressive growth in property listings and renter traffic. As a result, Rentals revenue reached an all-time high in Q1. Zillow Rentals is rapidly becoming the comprehensive, one-stop marketplace renters and professionals have needed, with more than 2 million active rental listings spanning single-family homes, large multifamily buildings, and everything in between.12 We ended Q1 with 55,000 multifamily properties on Zillow Rentals, up 38% year over year — accelerating even further to 60,000 as of early May — as more property managers recognize the value of connecting with the largest consumer rentals audience, including an increasing share of apartment seekers. Zillow Rentals had 37 million unique visitors in March and is renters’ #1 preference.13 We are also #1 in partner satisfaction14 for return on marketing investment15 and are gaining wallet share with property managers by delivering them high-quality leads. Our multifamily Rentals revenue grew 47% in Q1, outpacing property count growth, as more property managers upgrade their advertising subscriptions. Through this impressive growth, we remain focused on being attractively priced and delivering high ROI to our partners. We expect multifamily revenue to be the main driver of near-term Rentals revenue growth. Our strategic partnerships — with Realtor.com®16 and most recently with Redfin17 and AppFolio18 — are another key factor in Zillow Rentals’ success as we aim to expand our reach, simplify renters’ experience, enhance our value proposition with advertisers, and drive growth in leads, leases, and revenue. We expect year-over-year Rentals revenue growth to keep accelerating quarterly throughout 2025 and believe we have a clear path toward the billion-dollar-plus revenue opportunity in front of us. 18https://www.zillowgroup.com/news/zillow-and-appfolio-team-up-to-streamline-the-rental-journey 17https://investors.zillowgroup.com/investors/news-and-events/news/news-details/2025/Zillow-and-Redfin-partner-to-make-apartment-hunting -easier-and-give-listings-more-exposure/default.aspx 16https://investors.zillowgroup.com/investors/news-and-events/news/news-details/2024/Realtor.com-and-Zillow-Ink-New-Rental-Listings-Syndic ation-Agreement/default.aspx 15Zillow survey of multifamily property and marketing managers who have used Zillow, CoStar, Rent., ApartmentList, or Zumper, 2024 14https://youtu.be/PS1iG3_ZguA 13Unique visitors on Zillow Rentals Expanded Network for March 2025 according to Comscore data. Zillow Group internal data and estimates as of December 2024 12Zillow Rentals defines “multifamily” properties as those with 25 or more units. 4 | Q1 2025

As our strong results show, it’s been another great quarter across the business. We are scaling as planned, executing well on our strategy in both For Sale and Rentals — and, importantly, we achieved GAAP profitability this quarter and are on track to meet our full-year 2025 goals. We’re proud of how we’ve begun the year and look forward to sharing our continued progress with you all. Sincerely, Jeremy Wacksman Jeremy Hofmann CEO CFO 5 | Q1 2025

First-Quarter 2025 Highlights Zillow Group’s first-quarter results exceeded our outlook for revenue and Adjusted EBITDA. ● Q1 revenue was up 13% year over year to $598 million, above the midpoint of our outlook range by $15 million. Q1 revenue outperformed the residential real estate industry’s year-over-year total transaction value growth of 3% according to the National Association of REALTORS® (NAR) and 6% according to industry data tracked and estimated by Zillow.19 Additionally, we estimate the purchase mortgage origination market was roughly flat for Q1 year over year. ○ For Sale revenue was up 8% year over year to $458 million in Q1. On a trailing 12-month basis, For Sale revenue per total transaction value was 10.2 basis points at the end of Q1, compared with 9.7 basis points for the same period in 2024.20 ■ Residential revenue was up 6% year over year in Q1 to $417 million, benefiting primarily from growth in our Premier Agent offerings, Zillow Showcase, New Construction, and Follow Up Boss. ■ Mortgages revenue increased 32% year over year to $41 million in Q1, primarily due to a 32% increase in purchase loan origination volume to $791 million. ○ Rentals revenue increased 33% year over year to $129 million in Q1, primarily driven by multifamily revenue growing 47% year over year. ● On a GAAP basis, net income was $8 million, and net income margin was 1% in Q1. ● Q1 Adjusted EBITDA was $153 million, or 26% of revenue, driven by revenue growth across the business and cost discipline. ● Cash and investments at the end of Q1 were $1.6 billion, down from $1.9 billion at the end of Q4, primarily due to share repurchases of $250 million in Q1. ● Traffic to Zillow Group’s mobile apps and sites in Q1 was up 5% year over year to 227 million average monthly unique users. Visits during Q1 were up 2% year over year to 2.4 billion. 20Please see the “Use of Operating Metrics” section below for more information about our calculation of For Sale revenue per total transaction value. 19https://www.zillow.com/research/data/ 6 | Q1 2025

Select Q1 2025 Results

FOR SALE

For Sale revenue grew 8% year over year to $458 million in Q1, above the residential real estate industry's year-over-year total transaction value growth of 3% as reported by NAR and 6% according to industry data tracked and estimated by Zillow. On a trailing 12-month basis, For Sale revenue per total transaction value at the end of Q1 was 10.2 basis points, compared with 9.7 basis points for the same period in 2024.


FOR SALE REVENUE
$500M
$400M
$300M
$200M
$100M
$0
$424M
$443M
$444M
$428M
$458M
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

RESIDENTIAL

Residential revenue increased 6% year over year to $417 million in Q1. Residential revenue benefited from continued growth in our Premier Agent offerings and expansion of Zillow Showcase, as well as contributions from our New Construction marketplace and Follow Up Boss.


RESIDENTIAL REVENUE
$500M
$400M
$300M
$200M
$100M
$0
$393M
$409M
$405M
$387M
$417M
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

MORTGAGES

Mortgages revenue increased 32% year over year to $41 million in Q1, driven by 32% growth in our purchase loan origination volume to $791 million. Our mortgage strategy is leading more buyers to choose financing through Zillow Home Loans, which is the main growth driver of our overall Mortgages revenue.


MORTGAGES REVENUE
$50M
$40M
$30M
$20M
$10M
$0
$31M
$34M
$39M
$41M
$41M
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025


PURCHASE LOAN ORIGINATION VOLUME
$1,000M
$800M
$600M
$400M
$200M
$0
$601M
$756M
$812M
$923M
$791M
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

RENTALS

Rentals revenue increased 33% year over year to $129 million in Q1, primarily driven by a 47% increase in multifamily revenue. Zillow Rentals had 37 million unique visitors in March and is renters' #1 preference. Across our entire rentals marketplace, total active rental listings were up more than 20% year over year to an industry-leading 2.2 million listings as of the end of Q1.

We continue to grow our multifamily rentals marketplace, with the number of multifamily properties advertising across Zillow reaching 55,000 at the end of Q1 — an increase of 15,000 properties, or 38%, from 40,000 properties at the end of Q1 2024. We have added another 5,000 multifamily properties since the end of Q1, reaching 60,000 as of early May.


RENTALS REVENUE
$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0
$97M
$117M
$123M
$116M
$129M
Q1 2024
Q2 2024
Q3 2024
Q4 2024
Q1 2025

7 | Q1 2025

NET INCOME AND ADJUSTED EBITDA GAAP net income was $8 million in Q1, and net income margin was 1%, a 500 basis point year-over-year improvement. Adjusted EBITDA was $153 million in Q1, and Adjusted EBITDA margin was 26%, a 200 basis point year-over-year improvement, driven by revenue growth across the business and cost discipline. Select Operating Expenses and Cost of Revenue Sales and marketing, technology and development, general and administrative expenses (select operating expenses), and cost of revenue totaled $607 million in Q1, down 3% from Q4 2024 and up 7% year over year. Year-over-year results were impacted by higher sales and marketing expenses, which were up $32 million, and higher cost of revenue, which was up $16 million. The year-over-year increase in sales and marketing expenses was due to increases in headcount-related expenses, as well as marketing and advertising costs as we continue to invest in the growth of our rentals marketplace. Cost of revenue was up year over year primarily due to an increase in amortization of website development costs as we continue to test and release new products, as well as an increase in lead acquisition costs related to strategic partnerships. Adjusted EBITDA expenses21 were $445 million in Q1, up 10% year over year, due to the increases in select operating expenses outlined above. Of the 10% increase in Adjusted EBITDA expenses, fixed expenses increased 3% year over year, with the remainder of the growth coming from variable expenses and advertising. 21Adjusted EBITDA expenses is a non-GAAP financial measure; it is not calculated or presented in accordance with GAAP. Please see the “Use of Non-GAAP Financial Measures” section below for more information about the presentation and calculation of Adjusted EBITDA expenses. 8 | Q1 2025

The following table presents a reconciliation of Adjusted EBITDA expenses to select operating expenses and cost of revenue for the periods presented (in millions, except percentages, unaudited): BALANCE SHEET & CASH FLOW SUMMARY We ended Q1 with cash and investments of $1.6 billion, down $255 million compared with the end of Q4 2024, primarily due to share repurchases of $250 million, as well as a $100 million payment to Redfin in connection with the rentals partnership we entered into in February. These decreases were partially offset by net cash provided by operating activities of $104 million, which was up from $80 million in Q1 2024. To date, we have repurchased approximately $2.3 billion of shares at a weighted average price of $47. When accounting for share repurchases made in April 2025, our available share repurchase authorization was $95 million at the beginning of May. On May 2, 2025, the Board authorized the repurchase of up to an additional $1 billion of our Class A common stock, Class C capital stock, or a combination thereof. We ended the quarter with $419 million of convertible debt outstanding that we expect to settle before the end of Q2. 9 | Q1 2025

Outlook The following table presents our outlook for the three months ending June 30, 2025 (in millions): 2223 ● We expect Q2 For Sale revenue growth to be in the mid-single digits year over year, driven by Residential revenue growth in the mid-single digits and Mortgages revenue growth of approximately 30%. ● In Rentals, we expect revenue to grow by more than 35% year over year in Q2 as we benefit from our execution on building our two-sided marketplace and from the Redfin rentals partnership that went live in April. We expect our multifamily rentals revenue to grow faster than our overall Rentals revenue as we see the benefits of continued property growth. ● Our outlook implies Q2 Adjusted EBITDA expenses will be $495 million, with more than half of the increase from Q1 2025 expected to be driven by normal seasonal marketing. The remainder of the increase is expected to be driven by incremental lead costs associated with our Redfin rentals partnership. 2025 OUTLOOK ● We expect low- to mid-teens revenue growth for the full year 2025, with continued Adjusted EBITDA margin expansion. ● We expect our Rentals revenue will grow approximately 40% for the full year 2025. ● We expect to have positive GAAP net income for the full year 2025. 23We have excluded from our outlook for “Weighted-average shares outstanding - diluted” any potentially dilutive impact of the conversion of our convertible senior notes due in 2025 and any potentially anti-dilutive impact of future share repurchases or capped call unwinds. The maximum number of shares underlying the convertible senior notes and capped call transactions is 6.2 million and 5.3 million shares of Class C capital stock, respectively. 22Zillow Group has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) within this communication because the company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include but are not limited to: income taxes that are directly impacted by unpredictable fluctuations in the market price of the company’s capital stock, depreciation and amortization from new acquisitions, impairments of assets, and acquisition-related costs. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, many of which are outside of Zillow Group’s control. We have not provided a reconciliation of forecasted Adjusted EBITDA expenses to forecasted total select operating expenses and cost of revenue, the most directly comparable GAAP financial measure, for the same reasons. For more information regarding the non-GAAP financial measures discussed in this communication, please see the “Use of Non-GAAP Financial Measures” section below. 10 | Q1 2025

Forward-Looking Statements This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding our future targets and opportunities; the future growth, performance and operation of our business; our business strategies and ability to translate such strategies into financial performance; and the health of, and our impact on, the residential real estate industry. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “predict,” “will,” “projections,” “continue,” “estimate,” “outlook,” “opportunity,” “guidance,” “would,” “could,” “strive,” or similar expressions constitute forward-looking statements. Forward-looking statements are made based on assumptions as of May 7, 2025, and although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee these results. Differences in Zillow Group’s actual results from those described in these forward-looking statements may result from actions taken by Zillow Group as well as from risks and uncertainties beyond Zillow Group’s control. Factors that may contribute to such differences include, but are not limited to: the health and stability of the economy and United States residential real estate industry, including changes in inflationary conditions, interest rates, housing availability and affordability, labor shortages and supply chain issues; our ability to manage advertising and product inventory and pricing and maintain relationships with our real estate partners; our ability to establish or maintain relationships with listing and data providers, which affects traffic to our mobile applications and websites, or changes to our rights to use or timely access listing data, or to the quality or quantity of such listing data; our ability to comply with current and future rules and requirements promulgated by National Association of REALTORS®, multiple listing services or other real estate industry groups or governing bodies, or decisions to repeal, amend, or not enforce such rules and requirements; our ability to navigate industry changes, including as a result of past, pending or future lawsuits, settlements or government investigations, which may include lawsuits, settlements or investigations in which we are not a named party; uncertainties related to potential policy changes or enforcement priorities at the federal and state levels; our ability to continue to innovate and compete to attract customers and real estate partners; our ability to effectively invest resources to pursue new strategies, develop new products and services and expand existing products and services into new markets; our ability to operate and grow Zillow Home Loans’ mortgage operations, including the ability to obtain or maintain sufficient financing to fund the origination of mortgages, meet customers’ financing needs with product offerings, continue to grow origination operations and resell originated mortgages on the secondary market; the duration and impact of natural disasters, climate change, geopolitical events, and other catastrophic events (including public health crises) on our ability to operate, demand for our products or services, or general economic conditions; our targets and disclosures related to environmental, social, and governance matters; our ability to maintain adequate security controls or technology systems, or those of third parties on which we rely, to protect data integrity and the information and privacy of our customers and other third parties; our ability to navigate any significant disruption in service on our mobile applications or websites or in our network; the impact of past, pending or future litigation and other disputes or enforcement actions, which may include lawsuits or investigations to which we are not a party; our ability to attract, engage, and retain a highly skilled workforce; acquisitions, investments, strategic partnerships, capital-raising activities, or other corporate transactions or commitments by us or our competitors; our ability to continue relying on third-party services to support critical functions of our business; our ability to protect and continue using our intellectual property and prevent others from copying, infringing upon, or developing similar intellectual property, including as a result of generative artificial intelligence; our ability to comply with domestic and international laws, regulations, rules, contractual obligations, policies and other obligations, or to obtain or maintain required licenses to support our business and operations our ability to pay our debt, settle conversions of our convertible senior notes, or repurchase our convertible senior notes upon a fundamental change; our ability to raise additional capital or refinance our indebtedness on acceptable terms, or at all; actual or anticipated fluctuations in quarterly and annual results of operations and financial position; actual or perceived inaccuracies in the assumptions, estimates and internal or third-party data that we use to calculate business, performance and operating metrics; and volatility of our Class A common stock and Class C capital stock prices. The foregoing list of risks and uncertainties is illustrative but not exhaustive. For more information about potential factors that could affect Zillow Group’s business and financial results, please review the “Risk Factors” described in Zillow Group’s publicly available filings with the United States Securities and 11 | Q1 2025

Exchange Commission (“SEC”). Except as may be required by law, Zillow Group does not intend and undertakes no duty to update this information to reflect future events or circumstances. No Incorporation by Reference This communication includes website addresses and references to additional materials found on those websites, including Zillow Group’s websites. These websites and materials are not incorporated by reference herein or in our other filings with the SEC. Use of Estimates and Statistical Data This communication includes estimates and other statistical data made by independent third parties and by Zillow Group relating to the housing market, the mortgage-rate environment, connections, conversion, engagement, growth, and other data about Zillow Group’s audience and performance and the residential real estate industry and purchase loan origination industry. These data involve a number of assumptions and limitations, which may significantly impair their accuracy, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of future performance are necessarily subject to a high degree of uncertainty and risk. Use of Operating Metrics Zillow Group reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. This communication includes total transaction value, For Sale revenue per total transaction value and revenue per customer transaction. Zillow Group uses these operating metrics on a periodic basis to evaluate and provide investors with insight into the performance of Zillow Group’s transaction-based product and service offerings, which include Premier Agent, Zillow Home Loans, Zillow Showcase, and Spruce. For Sale revenue per total transaction value: Zillow Group calculates “For Sale revenue per total transaction value” as total Residential and Mortgages revenue, or For Sale revenue, for the relevant period divided by the aggregate total transaction value for the same period. Total transaction value is calculated as the number of existing residential homes sold multiplied by the average sales price of existing residential homes sold during the relevant period according to industry data collected and estimated by Zillow, as published monthly on our site. For Sale revenue and total transaction value have historically been affected by seasonal fluctuations in the residential real estate market. We generally expect For Sale revenue to peak during the three months ending June 30 or September 30. As such, we measure performance and present our For Sale revenue per total transaction value on a trailing twelve-month basis to account for seasonality. Revenue per customer transaction: Zillow Group calculates “revenue per customer transaction” as Premier Agent, seller solutions, Zillow Home Loans, Zillow Showcase and Spruce revenue divided by the number of customer transactions, for the period presented. • Customer transactions: Zillow Group calculates “customer transactions” as each unique purchase or sale transaction in which the homebuyer or seller uses Zillow Home Loans, Zillow Showcase, Spruce and/or involves an agent partner with whom the buyer or seller connected through Zillow Group. In particular: • For agent partners, Zillow Group uses an internal approximation of the number of buy- and/or sell-side transactions, as applicable, that involve an agent partner with whom the buyer or seller connected through Zillow Group. Because of the challenges associated with measuring the conversion of connections to transactions outside of our Premier Agent Flex program, including reliance on the availability and quality of public records and data, these estimates may be inaccurate. • For Zillow Home Loans, Zillow Group counts each unique purchase transaction in which the buyer uses Zillow Home Loans. • For Zillow Showcase, Zillow Group counts each unique sale transaction in which the listing agent or seller uses Zillow Showcase. 12 | Q1 2025

• For Spruce, Zillow Group counts each unique purchase transaction in which the buyer uses Spruce. Use of Non-GAAP Financial Measures To provide investors with additional information regarding our financial results, this communication includes references to non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA expenses. • Adjusted EBITDA reconciliation We have provided a reconciliation below of Adjusted EBITDA to net income (loss), the most directly comparable U.S. generally accepted accounting principle (“GAAP”) financial measure. • Adjusted EBITDA margin calculation We have provided a calculation below of Adjusted EBITDA margin, as well as net income (loss) margin, the most directly comparable GAAP financial measure. • Adjusted EBITDA expenses reconciliation and calculation We have provided a reconciliation above of Adjusted EBITDA expenses to total select operating expenses and cost of revenue, the most directly comparable GAAP financial measure, and a calculation below of Adjusted EBITDA expenses calculated as revenue less Adjusted EBITDA. Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA expenses are key metrics used by our management and board of directors to measure operating performance and trends and to prepare and approve our annual budget. In particular, the exclusion of certain expenses in calculating these measures facilitates operating performance comparisons on a period-to-period basis. Our use of non-GAAP financial measures has limitations as an analytical tool, and you should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations include, but are not limited to, the fact that such non-GAAP measures: • Do not reflect changes in, or cash requirements for, our working capital needs; • Do not consider the potentially dilutive impact of share-based compensation; • Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA expenses do not reflect cash capital expenditure requirements for such replacements or for new capital expenditures or contractual commitments; • Do not reflect impairment costs; • Do not reflect interest expense or other income, net; • Do not reflect income taxes; and • Other companies, including companies in our own industry, may calculate these non-GAAP measures differently from the way we do, limiting their usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted EBITDA margin and Adjusted EBITDA expenses alongside other financial performance measures, including various cash-flow metrics, net income (loss), and our other GAAP results. 13 | Q1 2025

The following tables present a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, and a calculation of Adjusted EBITDA expenses for each of the periods presented (in millions, unaudited): Three Months Ended March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 Net income (loss) $ 8 $ (52) $ (20) $ (17) $ (23) Income taxes — 1 — 2 2 Other income, net (22) (26) (34) (34) (33) Depreciation and amortization 65 62 63 59 56 Share-based compensation 97 119 108 113 108 Impairment costs — — — — 6 Acquisition-related costs — — 1 — — Loss on extinguishment of debt — — — 1 — Interest expense 5 8 9 10 9 Adjusted EBITDA $ 153 $ 112 $ 127 $ — $ 134 $ — $ 125 Three Months Ended March 31, 2025 December 31, 2024 March 31, 2024 Calculation of Adjusted EBITDA Expenses: Revenue $ 598 $ 554 $ 529 Less: Adjusted EBITDA (153) (112) (125) Adjusted EBITDA expenses $ 445 $ 442 $ 404 14 | Q1 2025

The following tables present the calculation of Adjusted EBITDA margin and associated year-over-year percentage changes and the most directly comparable GAAP financial measure, which is net income (loss) margin, and related year-over-year percentage changes, for each of the periods presented (in millions, except percentages and margin change basis points, unaudited): Three Months Ended March 31, 2024 to 2025 % Change2025 2024 Revenue: For Sale revenue: Residential $ 417 $ 393 6% Mortgages 41 31 32% Total For Sale revenue 458 424 8% Rentals 129 97 33% Other 11 8 38% Total revenue $ 598 $ 529 13% Other Financial Data: Gross profit $ 459 $ 406 13% Net income (loss) $ 8 $ (23) 135% Adjusted EBITDA $ 153 $ 125 22% Three Months Ended March 31, 2024 to 2025 % Change 2024 to 2025 Margin Change Basis Points Percentage of Revenue: 2025 2024 Gross profit 77% 77% —% — Net income (loss) 1% (4) % 125% 500 Adjusted EBITDA 26% 24% 8% 200 15 | Q1 2025

https://investors.zillowgroup.com